UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 29, 2009
SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-13395 (Commission File Number)	56-201079 (IRS Employer Identification No.)

6415 Idlewild Road, Suite 109 Charlotte, North Carolina (Address of principal executive offices)	28212 (Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.
     On October 29, 2009, Sonic Automotive, Inc. issued a press release announcing that it had successfully completed a redemption of all of its outstanding 6.0% Senior Secured Convertible Notes due 2012 at 100% of par value, using proceeds from its recently completed and previously announced offerings of shares of Class A common stock and 5% Convertible Senior Notes due 2029.
     A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
     (d)           Exhibits.

99.1	Press Release of Sonic Automotive, Inc. dated October 29, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.
By:	/s/ Stephen K. Coss
Stephen K. Coss
Senior Vice President and General Counsel

Dated: October 29, 2009

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of Sonic Automotive, Inc. dated October 29, 2009

4